•  •  •

STRATEGIC ALLIANCE AGREEMENT

BETWEEN

GLOBAL ECOLOGY CORPORATION.

AND

SUREWATER SOLUTIONS LLC

•  •  •

JULY 2009

•  •  •

LAW OFFICES OF RONALD I. PALTROWITZ

1375 BROADWAY, 3RD FLOOR,

NEW YORK, NEW YORK 10018

TABLE OF CONTENTS

                Page

INTRODUCTION

1

ARTICLE I:

DEFINITIONS

1

ARTICLE II:

GRANT OF RIGHTS; PURCHASE AGREEMENTS

5

ARTICLE III:

TERM AND TERMINATION

6

ARTICLE IV:

ROYALTIES, PURCHASE AND AUDIT RIGHTS

7

ARTICLE V:

RESPONSIBILITIES AND OBLIGATIONS

8

ARTICLE VI:

CONFIDENTIAL INFORMATION AND NON-DISCLOSURE

10

ARTICLE VII:

INDEMNIFICATION

11

ARTICLE VIII:

LIMITATION OF LIABILITY

12

ARTICLE IX:

CHANGE OF OWNERSHIP

12

ARTICLE X:

RELATIONSHIP OF THE PARTIES

12

ARTICLE XI:

ACKNOWLEDGMENTS

12

ARTICLE XI I:

FORCE MAJEURE

13

ARTICLE XIII:

DISPUTE RESOLUTION

13

ARTICLE XIV:

AUTHORITY

13

ARTICLE XV:

GENERAL

14

SIGNATURES:

15

SCHEDULE 1

 EXCLUSIVE TERRITORY

17

EXHIBIT “A”

SPECIFICATIONS

18

-i-

Law Offices of Ronald I. Paltrowitz

1375 Broadway, 3rd Floor, New York, New York 10018

STRATEGIC ALLIANCE AGREEMENT

BETWEEN

GLOBAL ECOLOGY CORPORATION.

AND

SUREWATER SOLUTIONS LLC

This is a Strategic Alliance Agreement entered into by and between Global Ecology Corporation. and SureWater Solutions LLC.

WITNESSETH:

WHEREAS, Global Ecology Corporation is the owner of an “Invention” (as hereinafter defined); and

WHEREAS, SureWater Solutions LLC desires to be the “Developer”, “Manufacturer” and “Distributor” on an “Exclusive Basis” (as these terms are hereinafter defined), and Global Ecology Corporation desires to appoint SureWater Solutions LLC as the  Developer, Manufacturer and Distributor, of the Invention on an Exclusive Basis, of the “Invention” and “Revised Invention(s)” (as hereinafter defined), in accordance with the provisions of this Strategic Alliance Agreement; and

WHEREAS, Global Ecology Corporation. and SureWater Solutions LLC agree that a Strategic Alliance between their two companies will be the most efficient and economical means to develop, manufacture, market, sell and distribute the “Invention” and any “Revised Invention(s)”;

NOW, THEREFORE, in consideration of the mutual agreements, obligations and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

ARTICLE I: DEFINITIONS

As used in this “Agreement”:

1.1

“Additional Distributor(s)” means such additional distributor(s) of the “Invention” and/or the “Revised Invention(s)” as may be mutually agreed upon, from time to time, by “Global” and “SureWater”.

1.2

“Additional Manufacturer(s)” means such additional manufacturer(s) of the “Invention” and/or “Revised Invention(s)”as may be mutually agreed upon, from time to time, by “Global” and “SureWater”.

1.3

“Affiliates” means two or more “Subsidiaries” owned by the same “Party”.

1.4

“Agreement” shall mean this Strategic Alliance Agreement.

1.5

“Chemicals” means the copper sulfate chemical to be used in the “Invention” and/or any “Revised Invention(s)”.

1.6

“Cost of Goods Sold” shall mean the cost of buying the raw materials for, and the labor in the manufacturing of, the “Invention” and/or any “Revised Invention(s)”, inclusive of all overhead but exclusive of all costs for insurance, freight, and/or applicable taxes.

1.7

“Current Members” of “SureWater” shall mean Richard Conte, Douglas J. Hedberg, Victor B. Hedberg, William J. Brinsky, and Ronald I. Paltrowitz, Esq.

1.8

"Derivative Work" means a product or other work that is based upon the “Invention” and/or “Revised Invention(s)”, such as a revision, modification, expansion, or any other form in which the “Invention” and/or “Revised Invention(s)” may be recast, adapted, transformed, or otherwise altered, and that, if prepared without authorization by the owner of the “Invention” and/or “Revised Invention(s)”, would constitute an infringement of the owner's “Intellectual Property Rights”.

1.9

“Developer” refers to “SureWater” as the developer on an “Exclusive Basis” of next generation and/or revised models of the “Invention” (hereinafter referred to as “Revised Invention(s)”).

1.10

“Distributors” means (i) “Global” other than in the “Territory” and (ii) “SureWater” on an “Exclusive Basis” in the “Territory”, of the “Invention” and/or “Revised Invention(s)”.

1.11

"Effective Date" shall be the later of the dates on which the “Parties” execute the “Agreement”.

1.12

“Exclusive Basis” means that during the Term: (i) “SureWater” shall be the only “Developer” authorized by “Global”; and (ii) “SureWater” shall be the only “Manufacturer”, unless and until “Additional Manufacturer(s)” are appointed, and “SureWater” shall be the only Distributor in the “Territory”.

1.13

“Global” shall mean Global Ecology Corporation, f/k/a Homeland Security Network, Inc.., a Nevada corporation having a principal place of business at 140 Smith Street, Keasbey, New Jersey 06632.

1.14

“Global Purchase Price” shall mean a price equal to the “Cost of Goods” times 1.15.

1.15

“Gross Lease Price” shall mean the total rental paid by lessee during the full term of the lease less any part of the rental payments attributable to taxes.

1.16

“Gross Sales Price” shall mean the total price paid for each “Invention” and/or “Revised Invention(s)” less the cost of insurance, freight, and direct marketing cost (such as consultants and brokers) and any and all taxes and/or duties imposed.

1.17

“Intellectual Property Rights” shall mean all rights, title and interest that “Global” now has in the “Invention”, any all rights, title and interest that “Global” and/or “SureWater” may have in any “Revised Invention(s)”, or any “Derivative Works”.

1.18

“Invention” shall mean collectively the “Mobile Pure Water Station Water Treatment System” as described in the specifications annexed hereto as Exhibit “A”, and any Revised Invention(s).

1.19

“Invention Documentation” shall mean any and all documentation, whether in written or electronic form, that describes and/or relates to the installation, use, and/or maintenance of the “Invention” and/or any “Revised Invention(s)” or to the terms of sale and/or lease of the “Invention” and/or any “Revised Invention(s)”.

1.20

“Licenses” shall mean the grant of all rights set forth in Section 2.1.

1.21

Manufacturer” refers to “SureWater” as the manufacturer on an “Exclusive Basis” of the “Invention” and/or “Revised Invention(s)” subject to the right of “Global” and “SureWater” to appoint “Additional Manufacturers”.

1.22

“Minimum Sales Requirements” shall mean the sale by SureWater of not less than fifteen (15) “Inventions” by calendar year end 2009, and fifteen (15) “Inventions” during each six (6) month period thereafter.

1.23

“Parties” shall mean “Global” and “SureWater”, collectively.

1.24

“Party” shall mean either “Global” or “SureWater”, individually, as the context requires.

1.25

“Patent” means any patent issued for, or in connection with, the “Invention” and/or any “Revised Invention(s)”, whether or not a patent has been issued or filed as of the “Effective Date”, as well as any and all other classes or types of patents, including original patents, design patents, process patents, utility models, as well as divisions, reissues, reexaminations, continuations, issued for or in connection with the “Invention” and/or any “Revised Invention(s)”, and applications for any of the aforementioned in all countries of the world.

1.26

 “Person” means any corporation, limited liability company, or partnership, general or limited partnership, sole proprietorship, association, joint venture, individual in whatever capacity (including as trustee, receiver, conservator, administrator or liquidator), governmental authority, or other entity or body, whether domestic or foreign.

1.27

“Retail Sales Price” means the price paid by a third party for the Invention and/or the Chemicals exclusive of freight, insurance, and taxes.

1.28

“Revised Invention(s) means any design or systems modifications to the Invention.

1.29

 “Subsidiaries” means any “Person” more than fifty percent (50%) owned by a Party.

1.30

“SureWater” shall mean SureWater Solutions LLC, a limited liability company organized under the laws of the State of New York having its registered office at P.O. Box 338, Lake Peekskill, New York 12537, and any of its “Subsidiaries” and/or “Affiliates”.

1.31

“SureWater Purchase Price” shall mean a price equal to Global’s actual cost for the Chemicals times 1.15.

1.32

 “Term” shall mean the period commencing on the “Effective Date” and continuing perpetually, unless terminated pursuant to the provisions of Article III.

1.33

"Territory" shall mean certain countries, regions, provinces, states, industries, corporations and government agencies, both foreign and domestic, to be mutually agreed upon by the parties and set forth on Schedule 1, as it may be amended from time to time by mutual consent, which consent shall not be unreasonably withheld.

1.34

Throughout the remainder of this Agreement, “Invention” and “Revised Invention(s)” shall be collectively referred to as the “Invention(s)”.

ARTICLE II: GRANT OF RIGHTS; PURCHASE AGREEMENTS

0.1

During the Term, Global hereby grants to SureWater, on the terms and conditions contained herein, all appropriate rights and licenses under its control contained in the Patent and/or other Intellectual Property Rights, which it now has or will acquire, necessary to enable SureWater to be the Developer and Manufacturer of the Invention(s).  The license granted to SureWater under this Article 2.1 shall be effective unless and until this Agreement is terminated pursuant to the provisions of Article III.

0.2

Global hereby appoints SureWater, on the terms and conditions contained herein, as the Distributor of the Invention(s) in the Territory and SureWater hereby accepts such appointment in the Territory.  Global also agrees that, upon receipt of prior consent, in writing, SureWater may sell and/or lease Invention(s) to prospective purchasers and/or lessors outside the Territory.

0.3

SureWater, as Developer, shall have the right at any time to make changes and/or revisions in the design and/or processes of the Invention(s).  SureWater will give to Global thirty (30) days prior notice of final alterations in the design and/or processes of the Invention(s).  SureWater and Global agree that they shall be co-creators of any Intellectual Property associated with such alterations and/or revisions.

0.4

No licenses under any copyrights, trademarks or other intellectual property rights other than the Patent and Intellectual Property Rights referred to herein are granted under this Agreement.

2.6

No license is granted by Global at this time, either directly or by implication, estoppel or otherwise, in connection with the Patent and/or any Intellectual Property Rights licensed by reason of this Agreement, to any third party that acquires any Invention(s) manufactured by SureWater or any Additional Manufacturers.

.2.7

Global hereby grants SureWater a non-exclusive, royalty free, fully paid right and license to use, adapt, make, or have made Derivative Works of all or any portion of the Invention Documentation, solely for use and distribution with the Invention(s), in the Territory.

2.8

Except as specified herein, Global shall retain all right, title, and interest in and to the Invention, Invention Documentation, and the Intellectual Property licensed hereunder.

2.9

Global agrees to purchase the Invention(s) solely and directly from SureWater and/or approved Additional Manufacturers., except that, prior to purchasing an Invention(s) from an Additional Manufacturer, Global shall first offer the right to manufacture the Invention(s) to SureWater.  All purchases by Global of Invention(s) from SureWater shall be at the Global Purchase Price.

2.10

SureWater agrees that it will manufacture all Invention(s) requested by Global.  In the event that SureWater is unable to complete the manufacture of any Invention(s) within a commercially reasonable period of time, SureWater will so advise Global, in writing, and Global shall have the right to purchase any such Invention(s) from an Additional Manufacturer.

2.10

SureWater agrees to purchase from Global, and Global agrees to sell to SureWater, all of SureWater’s requirements for Chemicals at the SureWater Purchase Price.

2.10

SureWater and Global acknowledge and agree that it will be in their mutual best interests to publicize their joint development and sale and the use of the Invention(s) and agree that they will issue mutually acceptable joint press releases when deemed appropriate to the furtherance of their best interests.  Nothing contained herein shall entitle either Party to publicize or use the name or trademark of the other Party in any manner unrelated to this Agreement without that Party’s written consent or from issuing separate press releases that do not concern or refer to the activities of the other Party.

ARTICLE III: TERM AND TERMINATION

0.1

This Agreement shall continue perpetually unless and until either Party shall terminate the Agreement for “Cause”.  For the purposes of this paragraph, “Cause” shall mean a breach of a “Material Term” of the Agreement by a Party that remains uncured for more than thirty (30) days after receipt of notice, pursuant to the terms of paragraph 16.6, by that Party of the alleged breach and “Material Term” shall mean a term that goes to the root of the Agreement, the breach of which substantially defeats the purpose of the Agreement.  A breach will not be deemed “uncured for more than thirty (30) days after notice” if the Party so notified, within the thirty (30) day period, has commenced a good faith effort to cure a breach that cannot, through no fault of that Party, be cured within thirty (30) days.

0.2

Either party may terminate this Agreement at any time by written notice given to the other party not less than ninety (90) days prior to the effective date of such notice. In the event either party terminates this Agreement without cause, the terminating party shall pay to the non-terminating party one percent (1%) of the gross amount received from the sale of any Invention or Derivative Work, for a period of seven (7) years from the effective date of such termination.

0.3

Global may, but shall not be required to, revoke SureWater’s” exclusivity in the Territory if “SureWater” fails to meet the “Minimum Sales Requirement”.

0.4

The Licenses shall end upon termination of this Agreement, except as may be required for SureWater to continue to support its existing end-users' use and operation of the Invention(s).

0.5

The termination of this Agreement will not relieve the Parties of any obligations incurred prior to the date of termination.

ARTICLE IV: ROYALTIES, PURCHASE AND AUDIT RIGHTS

0.1

In consideration of the mutual covenants and agreements of the Parties contained herein, SureWater agrees to:

(i)

sell the Invention(s) to Global for the Global Purchase Price;

(ii)

pay Global a Licensing Fee of two percent (2%) of the Retail Sales Price (but not more than fifteen percent (15%) of the difference between the Retail Sails Price and the Cost of Goods Sold on any single transaction) with respect to any Invention or Derivative Work sold by SureWater to any party other than Global; and

(iii)

pay Global for all Chemicals purchased in any calendar month no later than the 15th day of the following month or on the next business day if the 15th day of a month is a Saturday, Sunday, or holiday.

i.1

In consideration mutual covenants and agreements of the Parties contained herein, Global agrees to:

(i)

pay SureWater for all Invention(s) purchased in any calendar month no later than the 15th day of the following month or on the next business day if the 15th day of a month is a Saturday, Sunday, or holiday;

(ii)

pay SureWater a Royalty of two percent (2%) of the Retail Sales Price (but not more than fifteen percent (15%) of the difference between the Retail Sails Price and the Cost of Goods Sold on any single transaction) with respect to any Invention sold by Global that was not purchased from SureWater; and

(iii)

sell the Chemicals to SureWater for the SureWater Purchase Price.

i.1

SureWater and Global agree that each of them shall fully disclose to the other sufficient documentation to establish the Cost of Goods Sold and/or the Retail Sales Price and/or the purchase price for the Chemicals in connection with each transaction.

i.2

Neither Party shall be entitled to any royalties or discounts other than as set forth herein.

i.3

Each Party shall have the right, at its own expense and during reasonable business hours, to review the records of the other Party upon which Cost of Goods Sold, Retail Sales Price, and/or purchase price for Chemicals were based.

ARTICLE V: RESPONSIBILITIES AND OBLIGATIONS

.1

SureWater shall:

(i)

establish the process and provide the facilities for the manufacture of the Invention(s) pursuant to the Specifications;

(ii)

establish and maintain quality control procedures and performance minimums necessary to assure the proper manufacture of the Invention(s);

(iii)

engage in research and development necessary to assure the continuous improvement of the Invention(s);

(iv)

work with Global to develop international and domestic markets for the Invention;

(v)

maintain appropriate customer service and management of customer relationships for all purchasers and/or lessor of the Invention(s);

(vi)

establish maintain all necessary facilities and personnel for the maintenance and/or repair of all Invention(s) sold by SureWater and/or Global and/or any Additional Distributors and/or Additional Manufacturers, as may be required;

(vii)

work with Global to develop and publish such marketing materials as may be deemed necessary for the successful marketing of the Invention(s);

(viii)

work with Global to create and publish the Invention Documentation; and

(ix)

take any and all other actions as may be reasonably necessary to carry out the purposes of the Agreement.

(x)

i.1

Global shall:

(i)

provide SureWater with its Chemicals’ requirements;

(ii)

work with SureWater to develop international and domestic markets for the Invention(s);

(iii)

maintain appropriate customer service and management of customer relationships;

(iv)

refer all maintenance and repair requirements for all Invention(s) sold by Global to SureWater;

(v)

work with SureWater to develop and publish such marketing materials as may be deemed necessary for the successful marketing of the Invention(s)

(vi)

work with SureWater to create and publish the Invention Documentation; and

(vii)

take any and all other actions as may be reasonably necessary to carry out the purposes of the Agreement.

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ARTICLE VI: CONFIDENTIAL INFORMATION AND NON-DISCLOSURE

i.1

Both Parties, in connection with this Agreement, may disclose to the other Party information considered confidential and proprietary information of the disclosing Party ("Confidential Information"). Information shall be considered Confidential Information if identified as confidential in nature by the disclosing Party at the time of disclosure, or that by its nature is normally and reasonably considered confidential, such as information related to past, present or future research, development, or business affairs, any proprietary products, materials or methodologies, or any other information that provides the disclosing party with a competitive advantage. Neither Party shall disclose such Confidential Information to any third party without the prior written consent of the disclosing Party. The receiving Party shall protect the disclosing Party's Confidential Information with the same degree of care that it regularly uses to protect its own Confidential Information from unauthorized use or disclosure. No rights or licenses under patents, trademarks, trade secrets, or copyrights are granted or implied by any disclosure of Confidential Information.

i.2

The obligations of confidentiality imposed by this Agreement shall not apply to any Confidential Information that: (a) is rightfully received from a third party without accompanying markings or disclosure restrictions; (b) is independently developed by employees of the receiving Party who have not had access to such Confidential Information; (c) is or becomes publicly available through no wrongful act of the receiving Party; (d) is already known by the receiving Party as evidenced by documentation bearing a date prior to the date of disclosure; or, (e) is approved for release in writing by an authorized representative of the disclosing Party. In addition, each Party shall be entitled to disclose the other Party's Confidential Information to the extent such disclosure is requested by the order of a court of competent jurisdiction, administrative agency, or other governmental body, provided that the Party required to make the disclosure shall provide prompt, advance notice thereof to enable the other Party to seek a protective order or otherwise prevent such disclosure.

i.3

Except as authorized in writing by the other Party, neither Party shall at any time, either during or after the Term of this Agreement, disclose or use, directly or indirectly, any Confidential Information of which the Party gains knowledge during or by reason of this Agreement and each Party shall retain all such information in trust in a fiduciary capacity for the sole use and benefit of the other Party.

i.4

The terms and conditions of this Agreement, but not its existence, are considered Confidential Information.

ARTICLE VII: INDEMNIFICATION

.1

SureWater shall indemnify and defend Global from and against any and all claims, suits, losses, expenses, or damages including, without limitation, reasonable attorneys’ fees, resulting from any suit or proceeding brought by a third party for any claim including, but not limited to, bodily injury, death, and/or property damage caused by a defect in the manufacture of the Invention(s), intellectual property infringement or violations, or violations of other agreements to which SureWater is a party, or in any way resulting from the improper, negligent, or illegal acts of SureWater including SureWater’s breach of its representations and warranties, provided that Global gives SureWater prompt written notice of any infringement claim, available information, and sole authority and control to settle or defend the claim at SureWater's expense.  SureWater reserves the right to choose the attorneys who may pursue any action that arises under this section.

.2

Global shall indemnify and defend SureWater from and against any and all claims, losses, expenses, costs, or damages including, without limitation, reasonable attorneys’ fees, resulting from any suit or proceeding brought by a third party for any claim including, but not limited to, intellectual property infringement or violations, or violations of other agreements to which Global is a party, in any way resulting from the improper, negligent, or illegal acts of Global including Global’s breach of its representations and warranties, provided that SureWater gives Global prompt written notice of any claim, available information, and sole authority and control to settle or defend the claim at Global 's expense. Global reserves the right to choose the attorneys who may pursue any action that arises under this section.

ARTICLE VIII: LIMITATION OF LIABILITY

NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY DIRECT, INDIRECT SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, INCLUDING LOST PROFITS, ARISING OUT OF THIS AGREEMENT OR ANY PERFORMANCE HEREUNDER, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

ARTICLE IX: CHANGE OF OWNERSHIP

SureWater covenants and agrees that neither the limited liability company (“LLC”) nor any of its Current Members, either individually or collectively, shall sell ownership interests in the LLC sufficient to reduce the Current Members’ ownership interests to less than fifty-one percent (51%).  A violation of this provision shall be considered “cause” for the purposes of Article III.

ARTICLE X: RELATIONSHIP OF THE PARTIES

The Parties acknowledge and agree that: (i) the relationship between Global and SureWater is that of licensor and licensee and/or vendor and vendee; (ii) each Party shall be solely responsible for all of the obligations to be performed by the Party as contemplated by this Agreement; (iii) under no circumstances shall either Party be deemed an employee, agent, or representative of the other; and (iv) neither Party shall have the authority to bind the other to any contractual obligations.

ARTICLE XI: ACKNOWLEDGMENTS

Each Party acknowledges that no representation or statement, and no understanding or agreement, has been made, or exists other than as set forth in this Agreement, that this Agreement and the Exhibits hereto constitute the entire understanding between the Parties concerning the subject matter hereof and supersede all prior discussions, agreements and representations, whether oral or written and whether or not executed by the Parties, and that in entering into this Agreement each Party has not relied on anything done or said or on any presumption in fact or in law, (1) with respect to this Agreement, or to the duration, termination or renewal of this Agreement, or with respect to the relationship between the parties, other than as expressly set forth in this Agreement; or (2) that in any way tends to change or modify the terms, or any of them, of this Agreement or to prevent this Agreement becoming effective; or (3) that in any way affects or relates to the subject matter hereof; and each of the Parties further acknowledges that (i) it has had the opportunity to consult counsel of its choice: (ii) it has participated in the negotiation and drafting of the Agreement; and (iii) the terms and conditions of the Agreement are reasonable, fair and equitable.

ARTICLE XII: FORCE MAJEURE

Neither Party shall be liable for delays in delivery or performance, other than the payment of money, when caused by any of the following which are beyond the actual control of the delayed party: (i) acts of God, (ii) acts of the public enemy, (iii) acts or failure to act by the other party, (iv) acts of civil or military authority, (v) governmental priorities, strikes or other labor disturbances, (vi) hurricanes, (vii) earthquakes, (viii) fires, (ix) floods, (x) epidemics, (xi) embargoes, (xii) war, and (xiii) riots. In the event of any such delay, the date of delivery or performance shall be extended for a period equal to the effect of time lost by reason of the delay.

ARTICLE XIII: DISPUTE RESOLUTION

Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration before one (1) arbitrator, in Newark, New Jersey, in accordance with the rules of the American Arbitration Association then in effect.  Judgment may be entered on the arbitrator’s award in any court of competent jurisdiction.  The prevailing party shall be entitled to recover from the other all costs for such arbitration including reasonable attorneys’ fees and costs incurred in enforcing the terms and conditions of this Agreement.  The parties agree that any demand for arbitration may be served by certified mail/return receipt requested.

ARTICLE XIV: AUTHORITY

Each of the Parties represents and warrants that (i) it has obtained all necessary approvals, consents and authorizations of third parties and/or governmental authorities to enter into this Agreement and to perform and carry out its obligations hereunder, (ii) the persons executing this Agreement on its behalf have express authority to do so, and, in so doing, to bind the party thereto; (iii) the execution, delivery, and performance of this Agreement does not violate any provision of any bylaw, charter, regulation, or any other governing authority of the party; and (iv) the execution, delivery and performance of this Agreement has been duly authorized by all necessary partnership or corporate action and this Agreement is a valid and binding obligation of such party, enforceable in  accordance with its terms.

ARTICLE XV: GENERAL

16.1

Governing Law. The laws of the State of New Jersey govern this Agreement.

16.2

No Waiver. No waiver of a breach or default of any provision of this Agreement shall be considered a waiver of any subsequent breach or default of any kind or nature.

16.3

Assignment; Modification;

Neither Global nor SureWater may assign this Agreement to any Person without the express written consent of other party, except that such approval shall not be required if SureWater shall choose to assign this Agreement to another entity in which it SureWater or William Briskly, Richard Conte, Douglas Hedberg, and or Victor Hedberg  have an ownership interest of 51% or greater.  No waiver, amendment, or modification of this Agreement shall be valid unless in writing and signed by both Global and SureWater.

16.4

Severability. The invalidity or unenforceability of any particular provision, or part of any provision, of this Agreement, shall not affect the validity of the remaining provisions or parts thereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision(s) or part(s) of provision(s) were omitted, except that, in the event that such invalid or unenforceable provision(s) or part(s) of provision(s) may be interpreted in a way that would permit its enforceability, the parties agree that the court or arbitrator may so interpret such provision.

16.5

Survival of Provisions. The parties agree that where the context of any provision indicates an intent that it shall survive the term or termination of this Agreement, then it shall so survive.

16.6

Notices. Any notices or order provided for in this Agreement shall be provided in writing to the other party at the addresses first set forth in Article I, shall be delivered by hand, overnight courier service or certified mail, and shall be deemed received upon actual receipt or refusal to accept delivery.

16.7

Attorneys' Fees.  In the event of litigation other than an arbitration required by Article XIV, the prevailing party shall have the right to receive court costs and reasonable attorneys' fees.

16.8.

Captions; Gender; Number. The captions are inserted only for convenience and are not a part of this Agreement or a limitation of the scope of the particular section to which each refers.  If the context of any section of this Agreement so requires, the masculine, feminine, and neuter genders shall be deemed to include the other or others.  The singular and plural numbers shall each be deemed to include the other.

16.9.

Agreement Executed in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, taken together, shall be deemed to be one and the same instrument.

IN WITNESS WHEREOF, the Parties hereto have entered into this Agreement as of the Effective Date.

SureWater Solutions LLC

Global Ecology Corporation.

By: /s/ Richard Conte

By: /s/ Peter Ubaldi

Richard Conte, Member

Peter Ubaldi, President

[THIS SPACE INTENTIONALLY LEFT BLANK]

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STATE OF CONNECTICUT

}

}:ss.:

COUNTY OF FAIRFIELD

}

On the 3rd day of July, 2009, before me, the undersigned, a Notary Public in and for the State of Connecticut, personally appeared Richard Conte, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the Agreement and who did depose and say that he she is a Member of SureWater Solutions LLC, the limited liability company described in the foregoing Agreement, and acknowledged that he executed the same by consent of the Members of the Limited Liability Company.

___________________________

Notary Public

STATE OF

}

}:ss.:

COUNTY OF

}

On the ____ day of July, 2009, before me, the undersigned, a Notary Public in and for the State of ______________, personally appeared Peter Ubaldi, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the Agreement and who did depose and say that he is the President of Global Ecology Corp., the corporation described in the foregoing Agreement, and acknowledged that he executed the same by consent of the board of directors of the corporation.

____________________________

Notary Public

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SCHEDULE 1

EXCLUSIVE TERRITORY

AFRICA INCLUDING, BUT NOT LIMITED TO, NIGERIA, CAMEROON, GHANA, KENYA, AND UGANDA

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EXHIBIT “A”:

SPECIFICATIONS

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